Exhibit 99.1

Vaxart Announces Preliminary Results of Annual Meeting of Stockholders

SOUTH SAN FRANCISCO, Calif., June 13, 2025 -- Vaxart, Inc. (Nasdaq: VXRT) (“Vaxart” or the “Company”), a clinical-stage biotechnology company developing a range of oral recombinant pill vaccines based on its proprietary delivery platform, today held its Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual-only format. Preliminary results from the Annual Meeting indicate that two proposals were approved and two proposals were rejected by Vaxart stockholders.

Stockholders voted in favor of the following proposals in alignment with the Board of Directors’ recommendations:

●	Election of six director nominees to serve until the 2026 Annual Meeting of Stockholders
●	Ratification of WithumSmith+Brown, PC as Vaxart’s independent registered public accounting firm

Stockholders voted against the following proposals at the Annual Meeting:

●	An amendment to the Restated Certificate of Incorporation to effect a reverse stock split. The Company is evaluating its options as to next steps.
●	On an advisory basis, the compensation for the Company’s named executive officers as described in the proxy statement for the Annual Meeting, also known as “say-on-pay”

The final results are subject to verification by the inspector of elections.

The final results will be reported on a Current Report on Form 8-K to be filed by Vaxart with the U.S. Securities and Exchange Commission.

About Vaxart

Vaxart is a clinical-stage biotechnology company developing a range of oral recombinant vaccines based on its proprietary delivery platform. Vaxart vaccines are designed to be administered using pills that can be stored and shipped without refrigeration and eliminate the risk of needle-stick injury. Vaxart believes that its proprietary pill vaccine delivery platform is suitable to deliver recombinant vaccines, positioning the company to develop oral versions of currently marketed vaccines and to design recombinant vaccines for new indications. Vaxart’s development programs currently include pill vaccines designed to protect against coronavirus, norovirus and influenza, as well as a therapeutic vaccine for human papillomavirus (HPV), Vaxart’s first immune-oncology indication. Vaxart has filed broad domestic and international patent applications covering its proprietary technology and creations for oral vaccination using adenovirus and TLR3 agonists.

Exhibit 99.1

Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections, concerning our business, operations, and financial performance and condition, voting results from the Annual Meeting, Vaxart’s plans, objectives, and expectations for business operations, funding, and financial performance and condition. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. You can identify these statements by words such as “anticipate,” “assume,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which we operate and management’s beliefs and assumptions and are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this press release may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under “Item 1A - Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and any risk factors disclosed in any subsequent Quarterly Reports on Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the date of this press release. Unless required by law, we do not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this press release.

Contact

Vaxart Media and Investor Relations

Matt Steinberg

FINN Partners

IR@vaxart.com

(646) 871-8481